UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2002

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

4400 Main Street, Kansas City, MO	64111

(Address of Principal Executive Offices)	(Zip Code)

(816) 753-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Statement Under Oath - CEO
EX-99.2 Statement Under Oath - CFO
EX-99.3 Certification of Periodic Report - CEO
EX-99.4 Certification of Periodic Report - CFO

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Statement under oath, dated September 13, 2002, of the Chief Executive Officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.
99.2	Statement under oath, dated September 13, 2002, of the Chief Financial Officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities and Exchange Act of 1934.
99.3	Certification of Periodic Report, dated September 13, 2002, of the Chief Executive Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.4	Certification of Periodic Report, dated September 13, 2002, of the Chief Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

     On September 13, 2002, the Chief Executive Officer and Chief Financial Officer of H&R Block, Inc. (the “Company”) each submitted to the Securities and Exchange Commission a written statement under oath regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. Attached as Exhibits 99.1 and 99.2 are copies of the written statements.

     In addition, on September 13, 2002, the Chief Executive Officer and Chief Financial Officer of the Company provided a written statement accompanying the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached as Exhibit 99.3 and 99.4 are copies of the written statements.

     The information in this Current Report on Form 8-K, including the exhibits is furnished pursuant to Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Exchange Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 13, 2002	H&R BLOCK, INC. By:/s/ James H. Ingraham

James H. Ingraham Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Statement under oath, dated September 13, 2002, of the Chief Executive Officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.
99.2	Statement under oath, dated September 13, 2002, of the Chief Financial Officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities and Exchange Act of 1934.
99.3	Certification of Periodic Report, dated September 13, 2002, of the Chief Executive Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.4	Certification of Periodic Report, dated September 13, 2002, of the Chief Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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